Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Continental Building Products, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, James Bachmann, President, Chief Executive Officer and Acting Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to his knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 6, 2015	/s/ James Bachmann
James Bachmann
President, Chief Executive Officer and Acting Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)